As filed with the Securities and Exchange Commission on September 1, 2004


                                        Securities Act Registration No.
                                 Investment Company Registration No. 811-21566


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ___________

                                   FORM N-2

                         REGISTRATION STATEMENT [ X ]

                       UNDER THE SECURITIES ACT OF 1933:

                         Pre-Effective Amendment No.

                         Post-Effective Amendment No.

                                    and/or

                          REGISTRATION STATEMENT No. 4

                   UNDER THE INVESTMENT COMPANY ACT OF 1940:

                                 AMENDMENT NO.
                                  ___________

                  BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
        (Exact Name of Registrant as Specified In Declaration of Trust)

                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)

                                (888) 825-2257
             (Registrant's telephone number, including area code)

                          Robert S. Kapito, President
                  BlackRock Global Floating Rate Income Trust
                              40 East 52nd Street
                           New York, New York 10022
                    (Name and Address of Agent for Service)
                                  ___________

                                   Copy to:

                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036
                                  ___________

                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
                                  ___________

               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


   Title of Securities        Amount Being      Maximum Offering     Aggregate          Amount of
    Being Registered           Registered       Price per Share    Offering Price    Registration Fee
 Preferred Shares, $0.001
   par value                     40 shares         $25,000          $1,000,000 (1)       $126.70



(1) Estimated solely for the purpose of calculating the registration fee.



                                  ___________

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
                             CROSS REFERENCE SHEET
                               Part A-Prospectus


Items in Part A of Form N-2                                         Location in Prospectus
---------------------------                                         ----------------------


Item 1.      Outside Front Cover                                 Cover Page
Item 2.      Cover Pages; Other Offering Information             Cover Page
Item 3.      Fee Table and Synopsis                              Prospectus Summary
Item 4.      Financial Highlights                                Financial Highlights (Unaudited)
Item 5.      Plan of Distribution                                Cover Page; Prospectus Summary; Underwriting
Item 6.      Selling Shareholders                                Not Applicable
Item 7.      Use of Proceeds                                     Use of Proceeds; The Trust's Investments
Item 8.      General Description of the Registrant               The Trust; The Trust's Investments; Risks;
                                                                 Description of APS; Certain Provisions in the
                                                                 Agreement and Declaration of Trust
Item 9.      Management                                          Management of the Trust; Custodian, Transfer
                                                                 Agent; and Auction Agent
Item 10.     Capital Stock, Long-Term Debt, and Other            Description of APS; Description of Common Shares;
             Securities                                          Certain Provisions in the Agreement and
                                                                 Declaration of Trust; Tax matters
Item 11.     Defaults and Arrears on Senior Securities           Not Applicable
Item 12.     Legal Proceedings                                   Not Applicable
Item 13.     Table of Contents of the Statement of Additional    Table of Contents for the Statement of Additional
             Information                                         Information

                        Part B-Statement of Additional Information

Item 14.     Cover Page                                          Cover Page
Item 15.     Table of Contents                                   Cover Page
Item 16.     General Information and History                     Not Applicable
Item 17.     Investment Objective and Policies                   Investment Objective and Policies; Investment
                                                                 Policies and Techniques; Portfolio Transactions
                                                                 and Brokerage
Item 18.     Management                                          Management of the Trust; Portfolio Transactions
                                                                 and Brokerage Management of the Trust; Portfolio
                                                                 Transaction and Brokerage
Item 19.     Control Persons and Principal Holders               Management of the Trust
             of Securities
Item 20.     Investment Advisory and Other Services              Management of the Trust; Experts
Item 21.     Brokerage Allocation and Other Practices            Portfolio Transactions and Brokerage
Item 22.     Tax Status                                          Tax Matters
Item 23.     Financial Statements                                Financial Highlights (Unaudited); Report of
                                                                 Independent Auditors;

                           Part C-Other Information

         Items 24-33 have been answered in Part C of this Registration Statement


         The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

                                       $

                  BlackRock Global Floating Rate Income Trust
                            _____ Shares, Series __
                       Auction Preferred Shares ("APS")
                   Liquidation Preference $25,000 Per Share

Investment Objectives. BlackRock Global Floating Rate Income Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income.

Portfolio Contents. The Trust will invest at least 80% of its Managed Assets (defined herein) in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-backed and asset-backed securities. Under normal market conditions, the Trust expects to invest at least 30% of its Managed Assets in securities of non-U.S. issuers. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers. Because of the protective features of senior loans (being both senior in a borrower's capital structure and secured by specific collateral), the Trust's investment advisor and sub-advisor believe, based on their experience, that senior loans tend to have more favorable loss recovery rates compared to most other types of below investment grade obligations which are subordinated and unsecured.

The Trust anticipates that, under current market conditions, substantially all of its portfolio will consist of below investment grade debt securities. Non-investment grade securities, commonly referred to as "junk bonds," are securities that are rated below investment grade by the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by BlackRock. Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") consider securities rated below BBB- to be below investment grade and Moody's Investors Service, Inc. ("Moody's") considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. Senior loans and emerging market debt are generally rated below investment grade. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. The Trust cannot ensure that it will achieve its investment objectives.

Before buying any APS, you should read the discussion of the material risks of investing in the Trust in the "Risks" section beginning on page [14] of this Prospectus. Certain of these risks are summarized in "Prospectus Summary --Special Risk Considerations" beginning on page [2]. The minimum purchase amount of the APS is $25,000.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                  Per Share(2)         Total
                                                 ---------------    -----------
Public offering price                            $                    $
Sales load                                       $                    $
Estimated offering expenses                      $                    $
Proceeds, after expenses, to the Trust (1)       $                    $

______________________________

(1) The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(2)  Rounded to the nearest penny.

(continued from previous page)

The APS are being offered by the underwriters subject to the condition that the APS be rated "Aaa" by Moody's and "AAA" by S&P as of the time of delivery of the APS to the underwriters, and subject to certain other conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee
of The Depository Trust Company ("DTC") on or about      , 2004.

The APS will pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by an auction process, conducted in accordance with the procedures described in this Prospectus and, in further detail in Appendix A to the Statement of Additional Information (the "Auction"). The adjustment period for APS dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the APS, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Trust may redeem APS as described under "Description of APS-Redemption."

When issued and outstanding, the APS will add leverage to an investment in the Trust's common shares. The APS will be senior in liquidation and distribution rights to the Trust's outstanding common shares. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT."

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the APS, and retain it for
future reference. A Statement of Additional Information, dated         , 2004,
containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means it is part of the Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [41] of this Prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC's web site (http://www.sec.gov).

The Trust's APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer in any state where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust's business, financial condition and prospects may have changed since that date.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Prospectus Summary........................................................1
Financial Highlights (unaudited)..........................................5
The Trust.................................................................6
Use of Proceeds...........................................................6
Capitalization (unaudited)................................................6
Portfolio Composition.....................................................6
The Trust's Investments...................................................7
Portfolio Securities......................................................8
Description of Borrowings................................................15
Risks....................................................................16
Management of the Trust..................................................23
Description of APS.......................................................25
The Auction..............................................................32
Description of Common Shares.............................................35
Certain Provisions in the Agreement and Declaration of Trust.............35
Repurchase of Common Shares..............................................36
U.S. Federal Income Tax Matters..........................................37
Underwriting.............................................................38
Custodian, Transfer Agent and Auction Agent..............................39
Legal Opinions...........................................................39
Available Information....................................................40
Privacy Principles of the Trust..........................................40

                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in our APS. You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.



The Trust...............................    BlackRock Global Floating Rate Income Trust (the "Trust") is a newly organized, diversified, closed-end management investment company.
                                            Throughout the Prospectus, we refer to BlackRock Global Floating Rate
                                            Income Trust simply as the "Trust" or as "we," "us" or "our." See "The
                                            Trust." The Trust's common shares are traded on the New York Stock
                                            Exchange under the symbol "BGT." See "Description of common shares." As
                                            of         , 2004, the Trust had common shares outstanding and net assets
                                            of $          .

The Offering............................    The Trust is offering an aggregate of shares of Series    APS at a
                                            purchase price of $25,000 per share. APS are being offered by a group of underwriters led by (collectively, the "Underwriters"). See
                                            "Underwriting."

Investment Objectives....................   The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. No assurance can be given that the Trust will achieve its investment objectives. See "The Trust's Investments--Investment
                                            Objectives."

Investment Policies......................   The Trust will pursue its objectives by investing primarily in U.S. and
                                            non-U.S. senior loans and other variable and floating rate instruments.

                                            Under normal conditions, the Trust will invest at least 80% of its
                                            Managed Assets in floating and variable rate instruments of U.S. and
                                            non-U.S. issuers, including a substantial portion of its assets in
                                            Senior Loans made to corporate and other business entities. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20%
                                            of its Managed Assets in fixed rate instruments of U.S. and non-U.S.
                                            issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-backed and asset-backed securities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. See "The Trust's Investments."

                                            The Trust anticipates that, under current market conditions, substantially all of its portfolio will consist of below investment grade debt securities. Non-investment grade securities, commonly referred to as "junk bonds," are securities that are rated below investment grade by a national rating agency covering the security, or if unrated, are determined to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to issuers' capacity to pay interest and repay principal. See
                                            "Risks--Non-Investment Grade Securities Risk." The Trust may invest in individual securities of any credit quality. The Trust may invest in illiquid securities and securities for which prices are not readily available without limit.

                                            Under normal market conditions, the Trust expects to invest at least 30%
                                            of its Managed Assets in non-U.S. securities. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers located in approximately 25-30 different countries. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged.
                                            However, the Trust may invest up to 10% of its Managed Assets in
                                            non-U.S. dollar denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. Foreign and emerging markets investing may entail significant risks. See "Risks--Non-U.S. Securities
                                            Risk" and "Risks--Emerging Markets Risk."

Investment Advisor.......................   BlackRock Advisors, Inc. ("BlackRock Advisors") is the Trust's
                                            investment advisor and BlackRock Advisors' affiliate, BlackRock
                                            Financial Management, Inc. ("BlackRock Financial Management") provides certain day-to-day investment management services to the Trust.
                                            Throughout the Prospectus, we sometimes refer to BlackRock Advisors and
                                            BlackRock Financial Management collectively as "BlackRock." BlackRock
                                            Advisors receives an annual fee, payable monthly in arrears, in a maximum amount equal to 0.75% of the average weekly value of the Trust's
                                            Managed Assets. See "Management of the Trust."

Special Risk Considerations.............    The following describes various principal risks of investing in the APS and the Trust. A more detailed description of these and other risks of investing in the APS and the Trust are described under "Risks" in this
                                            Prospectus and in the Statement of Additional Information. The principal risks of investing in the APS include:

                                              o   if an Auction fails you may not be able to sell some or all of your shares;

                                              o   because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

                                              o   a rating agency could suspend, withdraw or downgrade the rating assigned to the APS, which could affect liquidity;

                                              o   the Trust may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                                              o   in extraordinary circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

                                              o   the APS may be junior to any borrowings of the Trust; and

                                              o   If short term interest rates rise, dividend rates on the APS may rise so that the amount of dividends paid to holders of the APS may exceed the income from the Trust's portfolio securities.

                                              o   the Trust may invest substantially all of its Managed Assets in securities that are below investment grade quality which are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and principal.

                                            For additional risks of investing in the APS and in the Trust, see
                                            "Risks."

Trading Market............................. APS are not listed on an exchange. Instead, you may buy or sell the APS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a
                                            Broker-Dealer.

                                            The table below shows the first auction date for the APS and the day on which each subsequent auction will normally be held for the APS. The first auction date for the APS will be the business day before the dividend payment date for the initial rate period for the APS. The start date for subsequent rate periods will normally be the business day following the auction dates unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.

                                                   Initial action date                 Subsequent action day
                                                   -------------------                 ---------------------

                                            Series

Dividends and Rate Periods...............   The table below shows the dividend rate for the initial rate period on the APS offered in this Prospectus. For subsequent rate periods, APS will pay dividends based on a rate set at Auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of APS-Dividends and Rate Periods."

                                            In addition, the table below also shows the date from which dividends on the APS will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                                            Finally, the table below shows the number of days of the initial rate period for the APS. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See "Description of APS-Dividends and Rate Periods-Designation
                                            of Special Rate Periods."

                                            Date of                               Payment
                           Initial        Accumulation         Dividend          Subsequent       Number of Days
                          Dividend         at Initial          Date for       Initial Dividend    of Initial Rate
                            Rate             Rate             Rate Period       Payment Date          Period
                          ---------       -------------       ------------    -----------------   ----------------

Series [   ]


Redemption...............................   The Trust may be required to redeem APS if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem APS under certain conditions. See "Description of
                                            APS-Redemption" and "Description of APS-Rating Agency Guidelines and
                                            Asset Coverage."

Liquidation Preference...................   The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See "Description of
                                            APS-Liquidation."

Ratings..................................   The shares of APS are expected to be issued with a rating of "AAA" from
                                            Moody's and "Aaa" from S&P. In order to maintain these ratings, the
                                            Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies'
                                            guidelines. See "Description of APS-Rating Agency Guidelines and Asset
                                            Coverage."

Voting Rights............................   The Investment Company Act of 1940, as amended (the "Investment Company
                                            Act"), requires that the holders of preferred shares, including APS, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including APS, voting together as a single class. The holders of preferred shares, including APS, will vote as a separate class or classes on certain other matters as required under the
                                            Trust's Agreement and Declaration of Trust, the Investment Company Act
                                            and Delaware law. See "Description of APS-Voting Rights" and "Certain
                                            provisions in the Agreement and Declaration of Trust."

U.S. Federal Income Tax Status...........   The Trust intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company. As a regulated investment company, the Trust generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To maintain its regulated investment company status, the Trust must meet specified
                                            source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "U.S. Federal Income Tax Matters."

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

         Information contained in the table below shows the unaudited operating performance of the Trust from , 2004 through , 2004. Since the Trust commenced investment operations on , 2004, the table covers less than weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities and other assets that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

                                                                        For the period
                                                                                 , 2004(1)
                                                                  through        ,  2004(2)
                                                                  --------------------------


Per Common Share Operating Performance:
Net asset value, beginning of period                                $
Investment operations:
     Net investment income
     Net realized and unrealized gain on investments
                                                                    ----------------------

Net increase from investment operations
Capital charges with respect to issuance of:
     Common shares
Net asset value, end of period

Market value, end of period                                         $

Total Investment Return(3)

Ratios to Average Net Assets of Common Shareholders:(4)(5)
Expenses
Net investment income
Supplemental Data
Average net assets of common shareholders (000)                     $
Portfolio turnover
Net assets of common shareholders, end of period (000)              $



(1)  Commencement of operations was             , 2004. This information
     includes the initial investment by BlackRock Funding, Inc., an affiliate of the Advisor.

(2)  Net asset value, beginning of period reflects a deduction of $        per
     share sales charge from the initial offering price of $        per share.

(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(4)  Annualized.

(5) These ratios are not indicative of future expense ratios due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.


         The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                                   THE TRUST

         The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on April 20, 2004 pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated,
governed by the laws of the State of Delaware. On          , 2004, the Trust
issued an aggregate of common shares of beneficial interest, par value $0.001 per share, pursuant to an initial public offering and commenced its investment
operations. On             , 2004, the Trust issued an additional common shares
pursuant to an over-allotment provision for net proceeds, after expenses, to
the Trust of approximately $         . The Trust's common shares are traded on
the New York Stock Exchange under the symbol "BGT." The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

         The following provides information about the Trust's outstanding
shares as of          , 2004:

                                              Amount held by
                           Amount               the Trust             Amount
 Title of Class          Authorized          or for its Account     Outstanding
--------------------------------------------------------------------------------

Common Shares              Unlimited                 0
APS                        Unlimited                 0                   0
Series                                               0                   0


                                USE OF PROCEEDS

         The net proceeds of this offering will be approximately $        after
payment of the sales load and estimated offering expenses. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds of this offering in securities that meet the Trust's investment objectives and policies within six months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.


                           CAPITALIZATION (UNAUDITED)

         The following table sets forth the capitalization of the Trust as of
              , 2004, and as adjusted to give effect to the issuance of the
APS (including estimated offering expenses and sales loads of $       ) offered
hereby.

                                                                              Actual         As Adjustments
                                                                          ---------------   ---------------

APS, $0.001 par value, $25,000 stated value per share, at liquidation       $      -           $
value, unlimited shares authorized (no shares issued;      shares
issued, as adjusted
Common Shareholders' Equity:
Common shares, $0.001 per value per share; unlimited shares
authorized,          shares outstanding*
Paid-in surplus
Balance of undistributed net investment income
Accumulated net realized gain/loss from investment transactions
Net unrealized appreciation/depreciation of investments
Net assets attributable to common shares

* None of these outstanding shares are held by or for the account of the Trust.



                             PORTFOLIO COMPOSITION

         As of           , 2004, approximately      % of the market value of
the Trust's portfolio was invested in long-term securities and approximately
       % of the market value of the Trust's portfolio was invested in short-term securities. The following table sets forth certain information with respect
to the composition of the Trust's investment portfolio as of            , 2004,
based on the highest rating assigned.

  S&P (1)                    Moody's                  Value            Percent
-------------------------------------------------------------------------------

"AAA"                       "Aaa"                                             %
"AA"                        "Aa"                                              %
"BBB"                       "Baa"                                             %
Unrated                     Unrated                                           %
(2)                         (2)
Short-term and cash         Short-term and cash                               %
TOTAL                                                                         %


(1) Ratings: Using the higher of S&P's or Moody's ratings on the Trust's portfolio securities. S&P rating categories may be modified further by a plus (+) or minus (-) in "AA," "A," "BBB," "BB," "B" and "CCC" ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in "Aa," "A," "Baa," "Ba," "B" and "Caa" ratings.

(2) Refers to securities that have not been rated by Moody's or S&P but are judged by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest.



                            THE TRUST'S INVESTMENTS

         The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

Investment Objectives and Policies

         The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities including investing a significant amount in U.S. and non-U.S. Senior Loans. Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.

         Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. As of the date of this prospectus, the Trust anticipates investing approximately 65% of its Managed Assets in Senior Loans. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities.

         Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.

         Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as "junk bonds," rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers' capacity to pay interest and repay principal. See "Risks--Non-Investment Grade Securities Risk." The remainder of the Trust's assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.

         The Trust expects to invest at least 30% of its Managed Assets in securities of non-U.S. issuers. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers located in approximately 25 to 30 different countries. The Trust will generally invest in U.S. dollar denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. Investing in foreign and emerging markets securities may entail significant risks. See "Risks--Non-U.S. Securities Risk" and "Risks--Emerging Markets Risk."

         The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in Non-U.S. Securities.

         The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in U.S. Government obligations and high-quality, short-term debt securities.

         The Trust can borrow money to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions or through reverse repurchase agreements, dollar rolls and other investment techniques. The Trust currently anticipates borrowing funds and/or issuing Preferred Shares in an aggregate amount of approximately 38% of its Managed Assets. See "Risks--Leverage Risk."

         The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the APS are issued, the common shares and APS voting together as a single class, and of the holders of a majority of the outstanding APS voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of APS-Voting Rights" for additional information with respect to the voting rights of holders of APS.


                              PORTFOLIO SECURITIES

Senior Loans

         Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

         Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, BlackRock expects the average life of Senior Loans to be shorter than the stated maturity.

         Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust's performance.

         Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BlackRock will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in the Trust will have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. BlackRock does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

         No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower. See "Risks--Liquidity Risk" and "Risks--Senior Loans Risk."

         When interest rates decline, the value of a fund invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed-rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, BlackRock expects the Trust's policy of investing a substantial portion of its assets in floating-rate Senior Loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

         The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

         The Trust may purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Trust expects to treat these securities as illiquid.

         BlackRock may use an independent pricing service or prices provided by dealers to value most loans and other debt securities at their market value. BlackRock will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when the common shares are not priced, net asset value can change at times when common shares cannot be sold.

Non-Investment Grade Securities

         The Trust anticipates that, under current market conditions, substantially all of its portfolio, including its investments in Senior Loans and emerging markets debt, will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When BlackRock believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Emerging Markets Investments

         Investing in emerging market issuers may involve unique risks compared to investing in the securities of U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices. The Trust may also invest in securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust's investments in such securities. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Trust invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, BlackRock may not be able to sell the Trust's portfolio securities in amounts and at prices the Advisors consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign Government and Supranational Debt

         The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Corporate Bonds

         The Trust may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Asset-Backed Securities

         The Trust may invest in asset-backed securities. Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Mortgage-Related Securities

         Mortgage-related securities are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities, including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities.

Collateralized Bond Obligations

         The Trust may invest in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

Second Lien Loans and Debt Securities

         The Trust may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities like Senior Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

Collateralized Loan Obligations

         The Trust may invest in certain asset-backed securities as discussed above. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

         A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO. The Trust does not currently expect that investments in CLOs will be a significant portion of its investment program (i.e., no more than 5% of its Managed Assets).

Senior Loan Based Derivatives

         The Trust may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. BlackRock reserves the right to utilize these instruments and similar instruments that may be available in the future. The Trust currently intends to invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Credit-Linked Notes

         The Trust may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. The Trust does not currently expect that investments in CLNs will be a significant portion of its investment program (i.e., no more than 5% of its Managed Assets).

Strategic Transactions

         In addition to credit derivatives and Senior Loan-based derivatives, the Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as portfolio or risk management to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

Non-U.S. Securities

         The Trust will initially invest at least 30% of its Managed Assets in securities issued by foreign countries, their agencies or instrumentalities or by non-U.S. companies. The Trust will consider a company a non-U.S. company if it meets one or more of the following tests: (i) such company was organized outside the United States; (ii) such company's primary business office is outside the United States; (iii) the principal trading market for such company's assets are located outside the United States; (iv) 50% or more of such company's securities are located outside the United States; or (v) 50% or more of such issuer's revenues are derived from outside the U.S. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Credit Derivatives

         The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The Trust currently intends to invest primarily in credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest.

Other Investment Companies

         The Trust may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Borrowings and Preferred Shares," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock.


                           DESCRIPTION OF BORROWINGS

         The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount, which borrowings when combined with the aggregate outstanding leverage represented by the APS, is currently intended to be approximately 38% of the Trust's Managed Assets. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions.

Reverse Repurchase Agreements

         Borrowings may be made by the Trust through reverse agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust's obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

         Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income from the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.


                                     RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

Limited Operating History

         The Trust is a diversified, closed-end management investment company and has a limited operating history.

Interest Rate Risk

         The Trust issues APS, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends paid to holders of APS exceeds the income from the Trust's portfolio securities. While the Trust intends to manage this risk through its portfolio investments in Senior Loans and other floating rate securities, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

Auction Risk

         The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. An auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an auction if the auction fails. Finally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. See "Description of APS" and "The Auction--Auction Procedures."

Secondary Market Risk

         If you try to sell your APS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per APS plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for APS are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. APS are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your APS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

         It is expected that while Moody's will assign a rating of "Aaa" and S&P will assign a rating of "AAA" to the APS, such ratings do not eliminate or necessarily mitigate the risks of investing in APS. Moody's or S&P could withdraw or downgrade AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P withdraws its rating or downgrades APS, the Trust may alter its portfolio or redeem APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem APS under certain circumstances. See "Description of APS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

Leverage Risk

         The Trust intends to use financial leverage, including the issuance of APS, for investment purposes. The Trust currently anticipates its use of leverage to represent approximately 38% of the Trust's Managed Assets, including the proceeds of such leverage. To the extent that the aggregate outstanding liquidation preference of APS is less than 38% of the Trust's Managed Assets, the Trust may make further use of financial leverage through borrowings, including bank borrowings, reverse repurchase agreements and dollar rolls. The Trust's borrowings may have seniority over APS. Therefore, distributions or other payments to holders of APS in liquidation or otherwise may be subject to prior payment on outstanding borrowings. In the event of a default on the Trust's borrowings, lenders or counterparties may have the right to liquidate the collateral for these borrowings (i.e., the Trust's portfolio securities), which may reduce the Trust's assets and thereby cause the Trust to redeem some or all of the APS.

Senior Loans Risk

         As in the case of junk bonds, Senior Loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, Senior Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Senior Loan obligations often are secured by pledges of assets by the Borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Senior Loans. In particular, the secondary trading market for Senior Loans is not well developed, and therefore, Senior Loans present increased market risk relating to liquidity and pricing concerns.

         The Trust may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Although Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event that the Trust invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Trust will not enjoy the benefits of collateralization with respect to such Senior Loans. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

Variable Debt Risk

         The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments.

Non-Investment Grade Securities Risk

         The Trust will invest a substantial portion of its assets in securities that are below investment grade, including substantially all of the Trust's investments in Senior Loans and emerging market debt. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Credit Risk

         Credit risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. Under normal circumstances, the Trust will invest substantially all of its portfolio in securities that are rated Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. The Trust's investments in non-investment grade securities, including substantially all of its investments in Senior Loans and emerging markets debt, will expose it to a great deal of credit risk. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivative default. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.

Non-U.S. Securities Risk

         Investing in Non-U.S. securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) future foreign economic, financial, political and social developments; (2) different legal systems; (3) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (4) lower trading volume; (5) much greater price volatility and illiquidity of certain foreign securities markets;
(6) different trading and settlement practices; (7) less governmental supervision; (8) high and volatile rates of inflation; (9) fluctuating interest rates; (10) less publicly available information; and (11) different accounting, auditing and financial record keeping standards and requirements.

         Certain countries in which the Trust may invest historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt for certain of these countries will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and
(6) balance of payments position.

         The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies to which a government debtor may be subject. Initially, 30% of the Trust's portfolio is expected to be issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in "Risks--Emerging Markets Risk."

         The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Heightened risks of investing in emerging market sovereign debt include:

     o Risk of default by a governmental issuer or guarantor. In the event of a default, the Trust may have limited legal recourse against the issuer and/or guarantor; and

     o    Risk of restructuring certain debt obligations (such as Brady Bonds).

This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances.

         As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

         The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in Non-U.S. securities.

Emerging Markets Risk

         Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in Non-U.S. Securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Trust to make intended securities purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Trust due to subsequent declines in the value of the security.

         Foreign investment in certain emerging market issuers may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Trust could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Trust to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Trust.

Foreign Currency Risk

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging markets countries, may impose foreign currency exchange controls or other restrictions on the transferability or convertability of currency.

Mortgage-Related Securities Risk

         The risks associated with mortgage-related securities include:

          o credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;

          o adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

          o prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security;

          o    loss of all or part of the premium, if any, paid; and

          o decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Prepayment Risk

         During periods of declining interest rates or for other purposes, the Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed income securities, such payments often occur during period of declining interest rates, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-investment grade bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a high yield obligation if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Asset-Backed Securities Risk

         Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities:

          o primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay;

          o credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and

          o most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized Bond Obligations Risk

         Income from the pool of lower grade securities collateralizing Collateralized Bono Obligations ("CBOs") is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investments in lower CBO tranches.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from the Trust's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Trust's common stock and distributions can decline and the interest payments on Trust borrowings, if any, may increase or the value of dividend payments on the Trust's preferred stock, if any, may decline.

Non-Payment Risk

         The debt securities in which the Trust invests are subject to the risk of non-payment of interest and principal. When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence the Trust's net asset value, may go down. While a senior position in the capital structure of a borrower may provide some protection with respect to the Trust's investments in senior loans, losses may still occur.

Liquidity Risk

         The Trust may invest in Senior Loans and other securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

         Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. As a result, BlackRock will have to rely on third party service providers for valuation to a large extent. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

         Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Trust will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Trust's net asset value. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale.

Market Disruption Risk

         The war with Iraq, its aftermath and the continuing occupation of that country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the common shares.

Credit Derivatives Risk

         The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Strategic Transactions

         Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, credit default swaps, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities or enhance total returns, but may have the effect of limiting the gains from favorable market movements. The use of Strategic Transactions to enhance gains may be particularly speculative. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Anti-Takeover Provisions

         The Trust's Agreement and Declaration of Trust contains provisions limiting (1) the ability of other entities or persons to acquire control of the Trust, (2) the Trust's freedom to engage in certain transactions and (3) the ability of the Trust's board of trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Anti-Takeover provisions in the Agreement and Declaration of Trust."


                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management as of June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name. The BlackRock organization has over 16 years of experience managing closed-end products and, as of June 30, 2004, advised a closed-end family of 51 active funds with over $14.2 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

Investment Philosophy

         BlackRock chooses securities and sectors that it believes will outperform other securities and sectors based on fundamentals and not just interest rates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since the inception of its fixed income products in 1988.

         In selecting securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to seek total return. BlackRock's analysis includes:

          o    credit research on the issuers' financial strength;

          o assessment of the issuers' ability to meet principal and interest payments;

          o    general industry trends;

          o    the issuers' managerial strength;

          o    changing financial conditions;

          o    borrowing requirements or debt maturity schedules; and

          o the issuers' responsiveness to change in business conditions and interest rates.

BlackRock considers relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

         The BlackRock organization's philosophy has not changed since the inception of the firm. The technology that enables BlackRock to implement its investment strategies, however, is constantly evolving. BlackRock's commitment to maintaining and developing its state-of-the-art analytics in the most efficient manner is manifest in (1) the development of proprietary tools, (2) the use of external tools to assist in its analysis and (3) the integration of all of these tools into a unique portfolio level risk management system. By continually updating its analytics and systems, BlackRock attempts to better quantify and evaluate the risk of each investment decision.

         BlackRock's style is designed with the objective of generating excess returns with lower risk than its benchmarks and competitors. The use of these advanced analytics attempts to provide real time analysis of a vast array of risk measures designed to measure the potential impact of various strategies on total return. As a result BlackRock seeks to add consistent value and control performance volatility consistent with the Trust's investments.

BlackRock's Portfolio Management Team

         BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust (the "Investment Management Agreement"), the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.75% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through August 31, 2009), and for a declining amount for an additional three years (through August 31, 2012). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, fees and expenses of independent auditors and its counsel and counsel to the independent trustees, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         For the first eight years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                          Percentage Waived (As a Percentage of
   Twelve Month Period Ending                Average Weekly Managed Assets)*

   August 31, 2005**.......................              0.20%
   August 31, 2006.........................              0.20%
   August 31, 2007.........................              0.20%
   August 31, 2008.........................              0.20%
   August 31, 2009.........................              0.20%
   August 31, 2010.........................              0.15%
   August 31, 2011.........................              0.10%
   August 31, 2012.........................              0.05%

   _______________
   *    Including net assets attributable to Preferred Shares or other leverage.
   **   From the commencement of operations.

BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond August 31, 2012 or after termination of the investment management agreement.


                               DESCRIPTION OF APS

         The following is a brief description of the terms of the APS. For the complete terms of the APS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the APS in the Statement attached as Appendix A to the Statement of Additional Information.

General

         The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $0.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common
shareholders. The Statement currently authorizes the issuance of        APS,
Series        . All APS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         The APS will rank on parity with any other series of APS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each APS carries one vote on matters that APS can be voted. APS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

         A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of APS will be able to sell such shares in an auction or otherwise.

Dividends and Rate Periods

         The following is a general description of dividends and Rate Periods. The Initial Rate Period is as set forth below:

                                                       Initial Rate Period
                                                    ---------------------------

             Series                                                 days

         Any subsequent Rate Periods of shares of APS will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "Designation of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on the APS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for the APS as follows:

                                 Initial Dividend          Subsequent Dividend
                                   Payment Date               Payment Date
                                 -----------------         ------------------

             Series

         If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

         Dividends will be paid through The Depository Trust Company (the "Securities Depository") on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

         Calculation of Dividend Payment. The Trust computes the dividends per share payable on shares of a series of by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on shares of each series of APS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

         The maximum applicable rate for any rate period for a series of APS will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding the auction date. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of APS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period.

                      Applicable Percentage Payment Table

                                                      Percentage of
                   Credit Ratings of APS              Reference Rate
             ----------------------------------       ---------------
               Moody's             S&P
             -------------      --------------
             Aa3 or higher       AA- or higher             150%
             A3 to A1            A- to A+                  160%
             Baa3 to Baa1        BBB- to BBB+              250%
             Below Baa3          Below BBB-                275%


         The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                              Reference Rate Table

          Rate Period                Reference Rate
          --------------------       -------------------------------------
          Less than 182 days         "AA" Composite Commercial Paper Rate
          183 days to 364 days       Treasury Bill Rate
          365 days or more           Treasury Note Rate

         The "AA" Composite Commercial Paper Rate is as set forth in the table below:

                   AA" Composite Commercial Paper Rate Table


Minimum Rate Period          Special Rate Period       "AA" Composite Commercial Paper Rate*
-------------------          -------------------       -------------------------------------


7 days                       48 days or fewer                     30-day rate
                             49 days to 69 days                   60-day rate
                             70 days to 84 days         Average of 60-day and 90-day rates
                             85 days to 98 days                   90-day rate
                             99 days to 119 days        Average of 90-day and 120-day rates
                             120 days to 140 days                 120-day rate
                             141 days to 161 days       Average of 120-day and 180-day rates
                             162 days to 182 days                 180-day rate

__________________

* Rates stated on a discount basis.


         If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

         Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

         If an auction for any series of APS is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

         Restrictions on Dividends and Other Distributions. While the APS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

          o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

          o full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

          o the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the APS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of APS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

         Declaration of Special Rate Periods. The Trust may, under certain circumstances, declare a special rate period for shares of a particular series of APS. Upon declaring a special rate period, the Trust will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding rate period for the series of APS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of APS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the APS. The Trust will consult the lead Broker-Dealer designated by the Trust, initially ___________ before the declaration of a special rate period.

Redemption

         Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the APS Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the APS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Trust must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of APS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of APS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. The Trust, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of APS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of APS may not be redeemed in part if fewer than 300 APS would remain outstanding after the redemption. The Trust has the authority to redeem the APS for any reason.

Liquidation

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

         For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

          o the sale of all or substantially all the property or business of the Trust;

          o the merger or consolidation of the Trust into or with any other business trust or corporation; or

          o the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

         The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The APS Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of the APS then outstanding and (b) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the APS ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of
the portfolio of the Trust and market conditions as of            , 2004, the
Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all APS offered hereby and giving effect to the deduction of related sales load and
related offering costs estimated at $      would have been computed as follows:

    Value of Trust assets less liabilities
      not constituting senior securities
                                              =                        =    %
------------------------------------------------   ------------------
  Senior securities representing indebtedness plus liquidation value of the preferred shares

         In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS or the Investment Company Act, as the case may be, the Trust will be required to redeem APS as described under "Redemption-Mandatory Redemption" above.

         The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

         As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of APS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The common shares have not been rated by a nationally recognized statistical rating organization.

         The rating agency's guidelines will apply to the APS only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the APS.

Voting Rights

         Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of APS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

         Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including APS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including APS, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including APS as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including APS, will automatically terminate.

         As long as any APS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):

         (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the APS or any other preferred shares, unless, in the case of shares of preferred shares on parity with the APS, the Trust obtains written confirmation from Moody's (if Moody's is then rating the APS and from S&P (if S&P is then rating the APS) or any substitute rating agency (if any such substitute rating agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;

         (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

         (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

         (d) approve any reorganization (as such term is used in the Investment Company Act) materially and adversely affecting the APS.

         So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

         To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

         The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                  THE AUCTION

General

         The Statement provides that, except as otherwise described in this Prospectus, the applicable rate for the shares of APS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of APS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

         Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of APS, so long as the applicable rate for shares of APS is to be based on the results of an auction.

         The auction agent may terminate the auction agency agreement upon 45 days' notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for APS.

         The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of APS placed by a Broker-Dealer at the auction.

         The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Auction Procedures

         Prior to the submission deadline on each auction date for shares of APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of APS may submit the following types of orders with respect to APS to that Broker-Dealer.

         1. Hold order-indicating its desire to hold the APS without regard to the applicable rate for the next dividend period.

         2. Bid order-indicating its desire to sell the APS at $25,000 per share if the applicable rate for the APS for the next dividend period is less than the rate or spread specified in the bid.

         3. Sell order-indicating its desire to sell the APS at $25,000 per share without regard to the applicable rate for the APS for the next dividend period.

         A beneficial owner may submit different types of orders to its Broker-Dealer with respect to the APS then held by the beneficial owner. A beneficial owner of shares of such series that submits its bid with respect to the APS to its Broker-Dealer having a rate higher than the maximum applicable rate for the APS on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of the APS that fails to submit an order to its Broker-Dealer with respect to the APS will ordinarily be deemed to have submitted a hold order with respect to the APS to its Broker-Dealer. However, if a beneficial owner of the APS fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the APS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional APS is, for purposes of such offer, a potential holder as discussed below.

         A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of APS but that wishes to purchase APS of such series or that is a beneficial owner of APS of such series that wishes to purchase additional APS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any APS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

         There are sufficient clearing bids for APS in an auction if the number of APS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for the APS is at least equal to or exceeds the sum of the number of APS subject to sell orders and the number of APS subject to bids specifying rates or spreads higher than the maximum applicable rate for APS submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of APS. If there are sufficient clearing bids for APS, the applicable rate for APS for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the APS available for purchase in the auction.

         If there are not sufficient clearing bids for APS, the applicable rate for the next dividend period will be the maximum applicable rate for APS on the auction date. If this happens, beneficial owners of APS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all APS subject to such sell orders. If all of the outstanding APS are the subject of submitted hold orders, the applicable rate for the next dividend period will then be 80% of the Reference Rate.

         The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of APS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The auctions for APS will normally be held every          , and each
subsequent dividend period will normally begin on the following         .

         If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next dividend period will be the Applicable Rate determined on the previous Auction Date.

         If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

                  (i) The Dividend Payment Date for the affected Dividend Period will be the next business day on which the Trust and its paying agent, if any, can pay the dividend;

                  (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

                  (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

         Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on APS, the Trust may, but shall not be required to, notify the

         Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, will be required to notify its beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such Auction Date. In the event of such notice, the Trust will not be required to pay an additional dividend with respect to such dividend.

Secondary Market Trading and Transfers of APS

         The Broker-Dealers are expected to maintain a secondary trading market in APS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

          o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

          o    to a Broker-Dealer; or

          o    to such other persons as may be permitted by the Trust;

provided, however, that:

          o a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

          o in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.


                          DESCRIPTION OF COMMON SHARES

         In addition to the APS, the Agreement and Declaration of Trust dated as of April 20, 2004, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distribution owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any APS are outstanding, the holders of common shares will not be entitled to receive any distribution from the Trust unless all accrued dividends on APS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to APS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the APS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT".


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, including the APS, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, as amended and restated, on file with the SEC for the full text of these provisions.


                          REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net asset value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                        U.S. FEDERAL INCOME TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who hold large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust qualifies as a regulated investment company, the Trust is generally not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

         If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders.

         The Trust intends to take the position that under present law the APS will constitute equity, rather than debt of the Trust for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the APS constitute debt of the Trust. If that position were upheld, distributions on the APS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the APS are treated as equity.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends, if any, and other distributions.

         The sale or exchange of shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of tax applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

         Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


                                  UNDERWRITING

         The Underwriters named below, acting through      , as lead manager,
and as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, BlackRock Advisors and BlackRock Financial Management (the "Underwriting Agreement"), to purchase from the Trust the number of APS set forth opposite their respective names.

          Underwriters                                      Number of APS
          ------------------------------------------        ------------------




            Total


         The Underwriting Agreement provides that the obligations of the Underwriters to purchase the APS included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the APS if they purchase any shares. In the Underwriting Agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 and the Investment Company Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the APS directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the APS to certain dealers at the public offering price
less a concession not in excess of $           per share. The sales load the
Trust will pay of $ per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any APS purchased
in the public offering on or before          , 2004.

         The Trust anticipates that the Representatives from time to time and certain other Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The Underwriting Agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust, BlackRock Advisors or BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the APS, (1) trading in the Trust's common shares shall have been suspended by the SEC or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the APS as contemplated by this Prospectus (exclusive of any supplement thereto).

         The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The auction."


                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

         The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

         The Bank of New York, 100 Church Street, New York, New York 10286, a banking corporation organized under the laws of New York, will be the auction agent with respect to the APS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.


                                 LEGAL OPINIONS

         Certain legal matters in connection with the APS offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New
York, New York, and for the Underwriters by                  may rely as to
certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                             AVAILABLE INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Northeast Regional Office, 233 Broadway, New York, New York 10279. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         This Prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Trust and APS can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                        PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                  BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Global Floating Rate Income Trust (the "Trust") is a diversified, closed-end management investment company. This Statement of Additional Information relating to APS does not constitute a prospectus, but should be read in conjunction with the Prospectus relating hereto dated , 2004. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing APS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus or the Statement attached as Appendix A.

                               TABLE OF CONTENTS


Use of Proceeds..............................................................B-2
Investment Objectives and Policies...........................................B-2
Investment Policies and Techniques...........................................B-3
Other Investment Policies and Techniques....................................B-14
Management of the Trust.....................................................B-17
Portfolio Transactions and Brokerage........................................B-26
Additional Information Concerning The Auctions For APS......................B-27
Description of Shares.......................................................B-28
Repurchase of Common Shares.................................................B-29
U.S. Federal Income Tax Matters.............................................B-30
Experts.....................................................................B-33
Additional Information......................................................B-33
Independent Auditors' Report.................................................F-1
Financial Statements.........................................................F-2
APPENDIX A   Statement of Preferences of Auction Preferred Shares........... A-1
APPENDIX B   Ratings of Investments......................................... C-1
APPENDIX C   General Characteristics and Risks of Strategic Transactions.... D-1
APPENDIX D   Proxy Voting Policy............................................ E-1


This Statement of Additional Information is dated                      , 2004

                                Use of Proceeds

         Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques--Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately six months after the completion of this offering.

                       Investment Objectives and Policies

         The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust attempts to achieve its objectives by investing primarily in senior loans and variable debt of the type described in the prospectus.

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

                  (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

                  (2) invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. Government and non-U.S. governments, their agencies or instrumentalities and corporations will not be considered to represent an industry;

                  (3) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

                  (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities (including Senior Loans) consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

                  (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

                  (6) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs") and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

                  (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

                  (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

                  (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; or

                  (3) under normal market conditions, invest less than 80% of its Managed Assets in securities that have a variable or floating rate feature, such as Senior Loans and Variable Debt. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

         In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The percentage limitations applicable to the Trust's portfolio described in this statement of additional information and the prospectus apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

                       Investment Policies and Techniques

         The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

         For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

                  (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Non-Investment Grade Securities

         The Trust may invest in securities rated below investment grade such as those rated Ba or below by Moody's or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Mortgage-Related and Asset-Backed Securities

         Mortgage-related securities ("Mortgage-Related Securities") are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to commercial mortgage-backed securities ("CMBS"), in which the Trust will not invest more than 15% of its Managed Assets.

         Commercial Mortgage-Related Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

         The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

         The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

         Asset-Backed Securities. Asset-backed securities ("Asset-Backed Securities") are a form of derivative securities. The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of Asset-Backed Securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

         Government Agency Securities. Mortgage-Related Securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Government-Related Securities. Mortgage-Related Securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-Related Securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Private Entity Securities. These Mortgage-Related Securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on Mortgage-Related Securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-Related Securities issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

         Collateralized Mortgage Obligations ("CMOS"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust does not currently anticipate that inverse floaters will be a significant portion of its investment programs (i.e. no more than 5% of its Managed Assets). The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

         Stripped Mortgage-Backed Securities. The Trust also may invest in stripped mortgage-backed securities ("Stripped Mortgage-Backed Securities"). Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

         Real Estate Investment Trusts. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Senior Loans

         A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

         Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

         The Trust may purchase "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

         The Trust also may invest in "Participations." Participations by the Trust in a Loan Investor's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Trust may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

         The Trust will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Trust and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or comparably rated by another nationally recognized rating agency) or determined by BlackRock to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

         In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

         In the process of buying, selling and holding Senior Loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

         A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

         In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

         A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

         Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

         From time to time BlackRock and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

         The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         The Trust will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Trust's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Trust would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

         The Trust may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of a Senior Loan. The Trust may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BlackRock, may enhance the value of a Senior Loan or would otherwise be consistent with the Trust's investment policies.

Duration and Risk Management

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain duration and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

         Futures Contracts and Options on Futures Contracts. In connection with its duration and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide duration, risk management and other portfolio management purposes.

         Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The Advisors may also use foreign currency forward contracts as a proxy to hedge the Trust's portfolio against country-specific risks.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Interest Rate Transactions. Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for duration and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is managing its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

         Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

Short Sales

         The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Brady Bonds

         The Trust's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Supranational Organization Obligations

         The Trust may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

                    Other Investment Policies and Techniques

Restricted and Illiquid Securities

         The Trust may not be able to readily dispose of illiquid securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

         The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement). If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Rights Offerings and Warrants to Purchase

         The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

         To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust currently anticipates that its dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 38% of the value of its Managed Assets.

         Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trusts right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned,
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33?% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            Management of the Trust

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement, sub-investment advisory agreement and certain scheduled waivers of the investment advisory fees were approved by the Trust's board of trustees at a telephonic meeting of the board of trustees held on July 21, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act.) The investment management agreement provides for the Trust to pay a management fee at an annual rate equal to 0.75% of the average weekly value of the Trust's net assets. BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, 38% of the monthly management fees received by BlackRock Advisors.

Information Received by the Board

         In considering the Trust's investment management and sub-investment advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Financial Management and their parent companies;
(iii) the Trust's management fee (both gross and net of fee waivers) and total operating expenses as compared to a peer group of closed-end funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (v) BlackRock's overall profitability as compared with available industry data; (vi) certain data and indirect "fallout" benefits to BlackRock from its relationship with the Trust; and (vii) BlackRock's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock Advisors' management of relationships with services providers and resources devoted to compliance with the such funds' investment objective and policies and other matters.

         Matters Considered by the Board. In considering the investment management and sub-investment advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees in approving the investment management and sub-advisory agreements included the following:

         Nature and Quality of Investment Advisory and Sub-Advisory Services. The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and BlackRock Financial Management, respectively, to the Trust. In this connection, the board reviewed:

         o BlackRock Advisor's compliance record, including whether other funds advised or subadvised by BlackRock Advisors or BlackRock Financial Management have operated within their investment objectives, policies and restrictions; and

         o the resources of BlackRock Advisors and BlackRock Financial Management and the size, education and experience of the Trust's portfolio management team and BlackRock Advisors' and BlackRock Financial Management's use of technology and their approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel;

         Nature and Quality of Other Services. The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock Advisors under the investment management agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock Advisors' supervision of third party service providers.

         Fees and Expenses. The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ration in comparison to the management fee and expense rations of a peer group of funds selected by a third-party service provider.

         Profitability. The board of trustees, including the non-interested trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock family of closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the non-interested trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust.

         Conclusion. Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, approved each of the investment advisory agreement between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, BlackRock Financial Management and the Trust as in the best interests of shareholders of the Trust.

         During the board of trustees' deliberations in connection with its approval of the management fee, the board of trustees was aware that BlackRock intended to pay compensation, out of its own assets, to the lead underwriters and to certain qualifying underwriters of the Trust's common shares, the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock in consideration of such compensation. The Board considered whether the management fee met applicable standards in light of the services provided by BlackRock, without regard to whether BlackRock ultimately pays any portion of the anticipated compensation to the underwriters.

         The investment management agreement was approved by the sole common shareholder of the Trust as of July 21, 2004. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, 38% of the monthly management fees received by BlackRock Advisors.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of July 21, 2004. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

         The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                                         Number of
                                                                       Portfolios in
                                                                       Fund Complex
                               Term of       Principal Occupation       Overseen by
    Name, Address, Age       Office and           During the            Trustee or
     and Position(s)         Length of     Past Five Years and Other    Nominee for    Other Directorships
   Held with Registrant     Time Served          Affiliations             Trustee        held by Trustee
   --------------------     -----------   --------------------------   -------------  ---------------------
INDEPENDENT                 3 years       President of Brimmer &            51        Director of
TRUSTEES:                   (1)(2)        Company, Inc., a                            CarrAmerica Realty
Andrew F. Brimmer                         Washington, D.C.-based                      and Borg-Warner
P.O. Box 4546                             economic and financial                      Automotive. Former
New York, NY 10163-4546                   consulting firm. Wilmer D.                  Director of
Age: 77                                   Barrett AirBorne Express,                   BankAmerica
Trustee                                   Professor of Economics,                     Corporation (Bank of
                                          University of                               America), Bell South
                                          Massachusetts-- Amherst.                     Corporation, College
                                          Formerly member of the                      Retirement Equities
                                          Board of Governors of the                   Fund (Trustee),
                                          Federal Reserve System.                     Commodity Exchange,
                                          Former Chairman, District                   Inc. (Public
                                          of Columbia Financial                       Governor),
                                          Control Board. Lead                         Connecticut Mutual
                                          Trustee and Chairman of                     Life Insurance
                                          the Audit Committee of                      Company, E.I. du Pont
                                          each of the closed-end                      de Nemours & Company,
                                          trusts of which BlackRock                   Equitable Life
                                          Advisors Inc. acts as                       Assurance Society of
                                          investment advisor.                         the United States,
                                                                                      Gannett Company,
                                                                                      Mercedes-Benz of
                                                                                      North America, NCM
                                                                                      Financial Corporation
                                                                                      (American Security
                                                                                      Bank), MNC Capital
                                                                                      Management, Navistar
                                                                                      International
                                                                                      Corporation, PHH
                                                                                      Corp. and UAL
                                                                                      Corporation (United
                                                                                      Airlines).

Richard E. Cavanagh         3 years       President and Chief               51        Trustee Emeritus,
P.O. Box 4546               (1)(2)        Executive  Officer of The                   Wesleyan University,
New York, NY 10163-4546                   Conference Board, Inc., a                   Trustee, Aircraft
Age: 59                                   leading global business                     Finance Trust (AFT)
Trustee                                   research organization,                      and Educational
                                          from 1995-present. Former                   Testing Service
                                          Executive Dean of the John                  (ETS). Director, Arch
                                          F. Kennedy School of                        Chemicals, Fremont
                                          Government at Harvard                       Group and The
                                          University from                             Guardian Life
                                          1988-1995.  Acting                          Insurance Company of
                                          Director, Harvard Center                    America.
                                          for Business and
                                          Government (1991-1993).
                                          Formerly Partner
                                          (principal) of McKinsey &
                                          Company, Inc. (1980-1988).
                                          Former Executive Director
                                          of Federal Cash
                                          Management, White House
                                          Office of Management and
                                          Budget (1977-1979).
                                          Co-author, THE WINNING
                                          PERFORMANCE (best selling
                                          management book published
                                          in 13 national editions).

Kent Dixon                  3 years       Consultant/Investor.              51        Director of ISFA (the
P.O. Box 4546               (1)(2)        Former  President and                       owner of INVEST, a
New York, NY 10163-4546                   Chief Executive Officer of                  national securities
Age:  67                                  Empire Federal Savings                      brokerage service
Trustee                                   Bank of America and Banc                    designed for banks
                                          PLUS Savings Association,                   and thrift
                                          former Chairman of the                      institutions).
                                          Board, President and Chief
                                          Executive Officer of
                                          Northeast Savings.

Frank J. Fabozzi            3 years       Consultant. Editor of  THE        51        Director, Guardian
P.O. Box 4546               (1)(2)        JOURNAL OF PORTFOLIO                        Mutual Funds Group
New York, NY 10163-4546                   MANAGEMENT and Frederick                    (18 portfolios).
Age: 56                                   Frank Adjunct Professor of
Trustee                                   Finance at the School of
                                          Management at Yale
                                          University. Author and
                                          editor of several books on
                                          fixed income portfolio
                                          management. Visiting
                                          Professor of Finance and
                                          Accounting at the Sloan
                                          School of Management,
                                          Massachusetts Institute of
                                          Technology from 1986 to
                                          August 1992.

James Clayburn LaForce,     3 years       Dean Emeritus of The John         51        Director of Payden &
Jr.                         (1)(2)        E. Anderson Graduate                        Rygel Investment
P.O. Box 4546                             School of Management,                       Trust, Provident
New York, NY 10163-4546                   University of California                    Investment Counsel
Age: 75                                   since July 1, 1993. Acting                  Funds, Advisor Series
Trustee                                   Dean of The School of                       Trust, Arena
                                          Business, Hong Kong                         Pharmaceuticals, Inc.
                                          University of Science and                   and CancerVax
                                          Technology 1990-1993. from                  Corporation.
                                          1978 to September 1993,
                                          Dean of The John E.
                                          Anderson Graduate School
                                          of Management, University
                                          of California.

INTERESTED TRUSTEES:        3 years       Vice Chairman of                  51        Chairman of the Hope
Robert S. Kapito*           (1)(2))       BlackRock, Inc. Head of                     & Heroes & Children's
Age: 47                                   BlackRock's Portfolio                       Cancer Trustee and
Trustee and President                     Management Group, a member                  President Fund.
                                          of the Management                           President of the
                                          Committee, the Investment                   Board of Directors of
                                          Strategy Group, the Fixed                   Periwinkle National
                                          Income and Global Equity                    Theatre for young
                                          Investment Strategy Group.                  audiences. Director
                                          Responsible for the                         of Icruise.com, Corp.
                                          portfolio management of
                                          the Fixed Income, Domestic
                                          Equity and International
                                          Equity, Liquidity and
                                          Alternative Investment
                                          Groups of BlackRock.
                                          Currently, President and
                                          Trustee of each of the
                                          closed-end trusts
                                          which BlackRock Advisors,
                                          Inc. acts as investment advisor.

Ralph L. Schlosstein*       3 years       Director since 1999 and           51        Chairman and
Age: 53                     (1)(2)        President of BlackRock,                     President of the
Trustee                                   Inc. since its formation                    BlackRock Liquidity
                                          in 1998 and of BlackRock,                   Funds (10
                                          Inc.'s predecessor                          portfolios). Director
                                          entities since 1988.                        of Anthracite
                                          Member of BlackRock's                       Capital, Inc. and
                                          Management Committee and                    Director of several
                                          Investment Strategy Group.                  of BlackRock's
                                          Formerly, Managing                          alternative
                                          Director of Lehman                          investment vehicles.
                                          Brothers, Inc. and Co-head                  Currently, a Member
                                          of its Mortgage and                         of the Visiting Board
                                          Savings Institutions                        of Overseers of the
                                          Group. Currently, Chairman                  John F. Kennedy
                                          and Trustee of each of the                  School of Government
                                          closed-end trusts which                     at Harvard
                                          BlackRock Advisors, Inc.                    University, the
                                          acts as investment advisor.                 Financial
                                                                                      Institutions Center
                                                                                      Board of the Wharton
                                                                                      School of the
                                                                                      University of
                                                                                      Pennsylvania, a
                                                                                      Trustee of Trinity
                                                                                      School in New York
                                                                                      City and a Trustee of
                                                                                      New Visions for
                                                                                      Public Education in
                                                                                      New York Council.
                                                                                      Formerly, a Director
                                                                                      of Pulte Corporation
                                                                                      and a Member of
                                                                                      Fannie Mae's Advisory
                                                                                      Council

Walter F. Mondale(3)        3 years       Senior Counsel, Dorsey &          51        Director of United
P.O. Box 4546               (1)(2)        Whitney LLP, a law firm                     Health Foundation and
New York, NY 10163-4546                   (January 2004-present);                     the Japan Society.
Age: 76                                   Partner, Dorsey & Whitney                   Member of the Hubert
Trustee                                   LLP (December 1987-August                   H. Humphrey Institute
                                          1993). Formerly U.S.                        of Public Trustee
                                          Ambassador to Japan                         1996-December 2003,
                                          (1993-1996).  Formerly,                     September Affairs
                                          Vice President of the                       Advisory Board, The
                                          United States, U.S.                         Mike and Maureen
                                          Senator and Attorney                        Mansfield Foundation,
                                          General of the State of                     Dean's Board of
                                          Minnesota. 1984 Democratic                  Visitors of the
                                          Nominee for President of                    Medical School at the
                                          the United States.                          University of
                                          Formerly Director of                        Minnesota, and the
                                          Northwest Airlines Corp.,                   Mayo Foundation
                                          UnitedHealth Group and RBC                  Advisory Council to
                                          Dain Rauscher, Inc.                         the President.

_______________
* "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1) After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

     -- Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

     -- Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders -- Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

(2)  Each trustee has served in such capacity since the Trust's inception.

(3) Mr. Mondale may be deemed an interested person of one or more of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS:                                                   Principal Occupation During the Past
Name and Age                 Title                            Five Years and Other Affiliations
------------            ---------------   -------------------------------------------------------------------------
Anne F. Ackerley        Vice President    Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice
Age: 42                                   President and Chief Operating Officer, Mergers and Acquisition Group at
                                          Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief
                                          Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at
                                          Merrill Lynch & Co. prior thereto.
Henry Gabbay            Treasurer         Managing Director of BlackRock, Inc. and its predecessor entities.
Age: 57

James Kong              Assistant         Assistant Managing Director of BlackRock, Inc. and its predecessor
Age: 43                 Treasurer         entities.

Richard Shea, Esq.      Vice              Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
Age: 44                 President/Tax     and Chief Financial Officer of Anthracite Capital, Inc. since 1998.
                                          Formerly, Director of BlackRock, Inc. and its predecessor entities.

Vincent Tritto          Secretary         Director and Assistant Secretary of BlackRock, Inc. since 2002.
Age: 42                                   Formerly, Executive Director (2000-2002) and Vice President (1998-2000),
                                          Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management
                                          Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP,
                                          New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda &
                                          Ejiri, Tokyo, Japan.

Brian Kindelan          Assistant         Director and Senior Counsel (since January 2001), and Vice President and
Age: 43                 Secretary         Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel,
                                          PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon
                                          Stevens & Young, LLP from March 1990 to May 1995.


                                                Dollar Range of Equity
                                                   Securities in the      Overseen by Directors in the Family in
Name of Director                                       Trust(*)            All Registered Investment Companies(*)
-----------------                               ----------------------    ---------------------------------------
Andrew F. Brimmer............................             $0                            $1-$10,000
Richard E. Cavanagh..........................             $0                         $50,001-$100,000
Kent Dixon...................................             $0                           over $100,000
Frank J. Fabozzi.............................             $0                          $10,001-$50,000
Robert S. Kapito.............................             $0                           over $100,000
James Clayburn La Force, Jr..................             $0                           over $100,000
Walter F. Mondale............................             $0                         $50,001-$100,000
Ralph L. Schlosstein.........................             $0                           over $100,000


__________________________

(*) As of December 31, 2003.


         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2004, assuming the Trust will have been in existence for the full calendar year.

                                         Estimated Compensation     Total Compensation from the Trust and
Name of Board Member                         from the Trust         Fund Complex Paid to Board Members(1)
----------------------                   ----------------------    ---------------------------------------
Dr. Andrew F. Brimmer..................        $ 2,000(2)                    $ 250,000(3)(4)(5)
Richard E. Cavanagh....................        $ 2,000(2)                      $ 210,000(4)(5)
Kent Dixon.............................        $ 2,000(2)                      $ 210,000(4)(5)
Frank J. Fabozzi.......................        $ 2,000(2)                    $ 203,300(4)(5)(6)
James Clayburn La Force, Jr............        $ 2,000(2)                       $ 190,000(4)
Walter F. Mondale......................        $ 2,000(2)                       $ 190,000(4)


__________________________

(1) Estimates the total compensation to be earned by that person during the calendar year end December 31, 2004 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale may defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2004.

(3) Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex.

(4) Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale are expected to defer $50,000, $50,000, $50,000, $43,300, $190,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)  Includes compensation for service on the Audit Committee.

(6) In May 2004, Mr. Fabozzi was appointed to the Audit Committee and as such will receive a partial fee for his service on the Audit Committee during the remainder of the calendar year ended December 2004.


         Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,000 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will receive an additional $20,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

         In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/ directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $15,834 for any Independent Trustee.

         Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

         The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

         The Audit Committee consists of Messrs. Brimmer, Cavanagh, Fabozzi and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

         The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

         o The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

         o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

         The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

         As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee and the Audit Committee has had an initial meeting in connection with the organization of the Trust.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Proxy Voting Policies

         The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

         The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management at June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 16 years of experience managing closed-end products and, at June 30, 2004, advised a closed-end family of 51 active funds with approximately $14.2 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                      Portfolio Transactions and Brokerage

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by
Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

             Additional Information Concerning The Auctions For APS

General Securities Depository

         The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of APS. One certificate for all of the shares of each series will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of APS contained in the Statement. The Trust will also issue stop transfer instructions to the transfer agent for APS. Prior to the commencement of the right of holders of APS to elect a majority of the Trust's trustees, as described under "Description of APS-Voting Rights" in the Prospectus, The Bank of New York will be the holder of record of each series of APS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of APS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Concerning the Auction Agent

         The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

         The auction agent may rely upon, as evidence of the identities of the holders of APS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction-Secondary Market Trading and Transfers of APS" in the Prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

         The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

         The auction agent after each auction for the APS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the APS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, APS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                             Description of Shares

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Prospectus contains a detailed discussion of the common shares.

Preferred Shares

         The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. The Prospectus contains a discussion of the preferred shares it is currently anticipated the Trust may issue.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          Repurchase of Common Shares

         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the de-listing of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or
(3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                        U.S. Federal Income Tax Matters

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

         The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income.

         If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when APS are outstanding, the Trust does not meet either the Preferred Shares Basic Maintenance Amount or the asset coverage requirements of the Investment Company Act (together, the "Coverage Requirements"), the Trust will be required to suspend distributions to holders of common shares until the Coverage Requirements are met. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net investment company income and may therefore jeopardize the Trust's qualification for taxation as a RIC and/or may subject the Trust to the 4% excise tax described above. Upon any failure to meet the Coverage Requirements that cannot be timely cured, the Trust will be required to redeem all or a portion of the APS as necessary to meet the applicable Coverage Requirement.

The Trust's Investments

         Certain of the Trust's investment practices may subject the Trust to special U.S. federal income tax provisions, the effect of which may be to, among other things, accelerate income to the Trust, defer the Trust's losses, cause the Trust to recognize income or gain without a corresponding receipt of cash, affect the character of income recognized, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders.

         Some of the debt obligations acquired by the Trust may be treated as debt obligations that are issued with original issue discount ("OID"). Such OID generally will be included in income in the taxable year of accrual and before the Trust receives any corresponding cash payments. Since, in certain circumstances, the Trust may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Trust may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Trust's distribution requirements.

         If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Trust's income will be subject to a U.S. federal income tax in all events. "Excess inclusion income" of the Trust generated by a residual interest in a REMICs will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

         Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes. However, if the Trust invests more than 50% of its total assets in foreign securities, the Trust will elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own return. In that case, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Trust. If the Trust makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

         The Trust intends to take the position that under present law the APS will constitute equity, rather than debt of the Trust for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the APS constitute debt of the Trust. If that position were upheld, distributions on the APS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the APS are treated as equity.

         Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Due to the Trust's expected investments, generally, distributions will not be eligible for the dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals.

         Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while, as described above, net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary, capital gains, or tax-exempt) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends, if any, and any other distributions between its common and APS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to a U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

         The Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in APS should consult their own tax advisors regarding the purchase, ownership and disposition of APS.

                                    Experts

         The Statement of Net Assets of the Trust as of , 2004 appearing in this Statement of Additional Information has been audited by , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing , located at, provides accounting and auditing services to the Trust.

                             Additional Information

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          Independent Auditors' Report

         The Board of Trustees and Shareholder of BlackRock Global Floating Rate Income Trust

         We have audited the accompanying statement of assets and liabilities of BlackRock Global Floating Rate Income Trust (the "Trust") as of , 2004 and the related statements of operations and changes in net assets for the period from , 2004 (date of inception) to , 2004. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at , 2004 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                              Financial Statements

                                   [To Come]

                                   APPENDIX A

                  BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

                          STATEMENT OF PREFERENCES OF

                            AUCTION PREFERRED SHARES

                                    ("APS")




                                   [To Come]

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

                        ISSUE CREDIT RATING DEFINITIONS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligation, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating. In which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                      MUNICIPAL ISSUE RATINGS DEFINITIONS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating any may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

         Issue credit ratings are based, in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o    Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

         Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated "CC" is currently highly vulnerable to nonpayment.

C

         The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-term issue credit ratings

A-1

         A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with the plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. the "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

         Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

Aaa

         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

         Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

         Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

         Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

         Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

         Obligations rated B are considered speculative and are subject to high credit risk.

Caa

         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

         Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

         Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

         Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pary passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

         o Notes containing features that link interest or principal to the credit performance of any third party or parties

         o    Notes allowing for negative coupons, or negative principal

         o Notes containing any provision that could obligate the investor to make any additional payments

         o    Notes containing provisions that subordinate the claim.

         For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

Short-Term Rating Definitions:

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal and Tax-Exempt Ratings

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa

         Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa

         Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A

         Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa

         Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba

         Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B

         Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa

         Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca

         Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C

         Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt and Demand Obligation Ratings

Municipal Short-Term Rating Definitions:

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Rating Definitions:

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

International Long-Term Credit Ratings

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Investment Grade

AAA

         Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. "AA" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

         Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or the categories below "CCC".

         "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

National Long-Term Credit Ratings

         National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

         "AAA" national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

         "AA" national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx)

         "A" national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

         "BBB" national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

         "BB" national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

         "B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

         These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

         These categories of national ratings are assigned to entities or financial commitments which are currently in default.

International Short-Term Credit Ratings

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

F-1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes

         "+" may be appended to an "F1" rating class to denote relative status within the category.

         "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

National Short-term Credit Ratings

         National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

         A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

         Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx)

         Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

         Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

         Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

         Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)

         Indicates actual or imminent payment default.

Note to National Short-term ratings:

         In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g., A1+, A1, A2 and A3.

                                   APPENDIX C

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged. Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

                                   APPENDIX D

                              PROXY VOTING POLICY

                                      For

                            BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisers

Introduction

         This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict. This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.
Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

         A.       Social Issues,

         B.       Financial/Corporate Issues, and

         C.       Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                   SECTION I

                                ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

      BlackRock will normally support the following routine proposals:

3.    To increase authorized common shares.

4. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

5.    To elect or re-elect directors.

6.    To appoint or elect auditors.

7. To approve indemnification of directors and limitation of directors' liability.

8.    To establish compensation levels.

9.    To establish employee stock purchase or ownership plans.

10.   To set time and location of annual meeting.

                                   SECTION II

                             NON-ROUTINE PROPOSALS

A.    Social Issues

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                             Voting Recommendation

      If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.    To enforce restrictive energy policies.

2.    To place arbitrary restrictions on military contracting.

3.    To bar or place arbitrary restrictions on trade with other countries.

4.    To restrict the marketing of controversial products.

5.    To limit corporate political activities.

6.    To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.   To place arbitrary restrictions on environmental practices.


B.    Financial/Corporate Issues

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.    To change the state of incorporation.

2.    To approve mergers, acquisitions or dissolution.

3.    To institute indenture changes.

4.    To change capitalization.

C.    Shareholder Rights

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

      We will generally vote for the following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.    To institute staggered board of directors.

3. To require shareholder approval of not more than 662/3% for a proposed amendment to the corporation's by laws.

4.    To eliminate cumulative voting.

5. To adopt anti greenmail charter or by law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.    To create a dividend reinvestment program.

7.    To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      We will generally vote against the following management proposals:

1. To require greater than 662/3% shareholder approval for a proposed amendment to the corporation's by laws ("super majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.    To prohibit replacement of existing members of the board of directors.

5. To eliminate shareholder action by written consent without a shareholder meeting.

6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

8.    To limit the ability of shareholders to nominate directors.


      We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 662/3%.

2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7. To adopt anti greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

8.    To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

      We will generally vote against the following shareholder proposals:

1.    To restore preemptive rights.

2.    To restore cumulative voting.

3.    To require annual election of directors or to specify tenure.

4.    To eliminate a staggered board of directors.

5.    To require confidential voting.

6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.    To dock director pay for failing to attend board meetings.

                                  SECTION III

                                 VOTING PROCESS

         BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all p If there is any possibility that the vote may involve a material conflict of interest because, for example, the issuer soliciting the vote is a BlackRock client or the matter being voted on involves BlackRock, PNC or any affiliate (including a portfolio management group employee) of either of them, prior to approving such vote, the brokerage allocation committee must be consulted and the matter discussed. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                   * * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                                     PART C

                               Other Information

Item 24.  Financial Statements and Exhibits

(1)       Financial Statements

          Part A-Financial Highlights (Unaudited).

          Part B-Report of Independent Accountants
          Statement of Assets and Liabilities
          Statement of Operations
          Financial Statements (Unaudited)

(2)      Exhibits

         (a)   Amended and Restated Agreement and Declaration of Trust. (1)
         (b)   Amended and Restated By-Laws. (1)
         (c)   Inapplicable.
         (d)   (1) Statement of Preferences of Auction Preferred Shares (4)
               (2) Form of Specimen Certificate (4)
         (e)   Dividend Reinvestment Plan. (2)
         (f)   Inapplicable.
         (g)   (1) Investment Management Agreement. (2)
         (g)   (2) Sub-Investment Advisory Agreement. (2)
         (h)   Form of Underwriting Agreement. (4)
         (i)   Form of Deferred Compensation Plan for Independent Trustees. (3)
         (j)   Custodian Agreement. (3)
         (k)   (1) Transfer Agency Agreement. (3)
         (k)   (2) Auction Agency Agreement. (4)
         (k)   (3) Broker-Dealer Agreement. (4)
         (k)   (4) Form of DTC Agreement. (4)
         (l)   Opinion and Consent of Counsel to the Trust. (4)
         (m)   Inapplicable.
         (n)   Consent of Independent Public Accountants. (4)
         (o)   Inapplicable.
         (p)   Initial Subscription Agreement. (3)
         (q)   Inapplicable.
         (r)   (1) Code of Ethics of Trust. (3)
         (r)   (2) Code of Ethics of Advisor and Sub-Advisor. (3)
         (r)   (3) Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc. (3)
         (r)   (4) Code of Ethics of PNC Capital Markets, Inc. (3)
         (s)   Powers of Attorney. (2)

_______________

(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on May 27, 2004.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on June 25, 2004.

(3) Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on August 25, 2004.

(4)  To be filed by Amendment.


Item 25.  Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

          Registration fee
          Rating Fees
          Printing (other than certificates)
          Accounting fees and expenses
          Legal fees and expenses                     ___________
          Miscellaneous Total

Item 27.  Persons Controlled By Or Under Common Control With The Registrant

          None.

Item 28.  Number of Holders of Shares

         As of August 24, 2003

                                                    Number of
                Title of Class                    Record Holders
                -----------------------------    ----------------
                Shares of Beneficial Interest            1
                APS                                      0

Item 29. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

                  5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                  5.2 Mandatory Indemnification. 1. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

                  1. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

                  2. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  3. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

                  4. Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees. 5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

                  5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

                  5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the Underwriting Agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.  Business and Other Connections of Investment Advisor

         Not Applicable

Item 31.  Location of Accounts and Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.

Item 32.  Management Services

         Not Applicable.

Item 33.  Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         (2)      Not applicable.

         (3)      Not applicable.

         (4)      Not applicable.

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of August 2004.


                                      /s/ Robert S. Kapito
                                      _______________________________________
                                      Robert S. Kapito
                                      President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 31st day of August 2004.


           NAME                                      TITLE
--------------------------------  ----------------------------------------------


/s/ Robert S. Kapito              Trustee, President and Chief Executive Officer
--------------------------------
Robert S. Kapito


/s/ Henry Gabbay                  Treasurer and Principal Financial Officer
--------------------------------
Henry Gabbay


              *                   Trustee
--------------------------------
Andrew F. Brimmer


              *                   Trustee
--------------------------------
Richard E. Cavanagh


              *                   Trustee
--------------------------------
Kent Dixon


              *                   Trustee
--------------------------------
Frank J. Fabozzi


              *                   Trustee
--------------------------------
James Clayburn La Force, Jr.


              *                   Trustee
--------------------------------
Walter F. Mondale


              *                   Trustee
--------------------------------
Ralph L. Schlosstein


/s/ Robert S. Kapito
--------------------------------
Robert S. Kapito
Attorney-in-fact

                               INDEX TO EXHIBITS

None.